TABLE OF CONTENTS
PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT
     The 2010 Annual Report for all underlying investment options may be mailed separately to Pacific Life Insurance Company variable annuity contract owners with allocations to those options and should be read in conjunction with the Separate Account Annual Report included herein.

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
DECEMBER 31, 2010

	Variable Accounts
	I	IV	VII	X	XI	XII	XIII	XIV

ASSETS
Investments in affiliated mutual funds, at value:
Cash Management Portfolio	$840,828
Inflation Managed Portfolio		$734,659
Main Street® Core Portfolio			$13,509,750
Managed Bond Portfolio				$8,025,149
High Yield Bond Portfolio					$163,973
Equity Index Portfolio						$1,500,082
International Value Portfolio							$816,321
Growth LT Portfolio								$2,133,058
Receivables:
Fund shares redeemed	1,074	326	12,455	5,423	156	1,033	951	1,783

Total Assets	841,902	734,985	13,522,205	8,030,572	164,129	1,501,115	817,272	2,134,841

LIABILITIES
Payables:
Due to Pacific Life Insurance Company	1,074	326	12,455	5,423	156	1,033	951	1,783
Other	1,310	708	3,771	2,343	189	2,666	1,594	4,004

Total Liabilities	2,384	1,034	16,226	7,766	345	3,699	2,545	5,787

NET ASSETS	$839,518	$733,951	$13,505,979	$8,022,806	$163,784	$1,497,416	$814,727	$2,129,054

Units Outstanding	355,249	187,957	4,291,447	2,988,599	74,521	526,036	578,232	666,908

Accumulation Unit Value	$2.36	$3.90	$3.15	$2.68	$2.20	$2.85	$1.41	$3.19

Cost of Investments	$836,142	$637,144	$12,305,688	$7,362,693	$157,354	$1,245,682	$906,992	$1,630,763

Shares Owned in each Portfolio	83,370	62,274	696,280	687,965	25,586	54,612	74,788	107,452

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2010

	Variable Accounts
	I	IV	VII	X	XI	XII	XIII	XIV

INVESTMENT INCOME
Dividends from affiliated mutual fund investments	$43	$14,490	$99,230	$258,352	$12,624	$28,279	$21,288	$23,468
EXPENSES
Mortality and expense risk	10,228	8,635	49,015	88,640	1,964	17,167	9,272	25,621
Operating expenses	344	290	1,647	2,979	66	577	312	861

Total Expenses	10,572	8,925	50,662	91,619	2,030	17,744	9,584	26,482

Net Investment Income (Loss)	(10,529)	5,565	48,568	166,733	10,594	10,535	11,704	(3,014)

REALIZED GAIN (LOSS) ON INVESTMENTS
Realized gain (loss) on sale of affiliated mutual fund investments	274	1,057	17,067	31,378	(647)	(4,475)	(37,411)	(6,965)
Capital gain distributions from affiliated mutual fund investments	—	—	—	—	—	—	—	—

Realized Gain (Loss)	274	1,057	17,067	31,378	(647)	(4,475)	(37,411)	(6,965)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON AFFILIATED MUTUAL FUND INVESTMENTS	(780)	44,874	819,916	318,624	10,988	176,225	35,171	197,356

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	($11,035)	$51,496	$885,551	$516,735	$20,935	$182,285	$9,464	$187,377

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS

	Variable Accounts

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009	2010	2009	2010	2009

	I		IV		VII		X		XI

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	($10,529)	($10,744)	$5,565	$18,626	$48,568	$6,279	$166,733	$384,116	$10,594	$8,164
Realized gain (loss)	274	1,191	1,057	29,413	17,067	(40,740)	31,378	509,797	(647)	(2,345)
Change in unrealized appreciation (depreciation) on investments	(780)	(1,748)	44,874	65,144	819,916	556,627	318,624	378,120	10,988	32,786
Net Increase (Decrease) in Net Assets Resulting from Operations	(11,035)	(11,301)	51,496	113,183	885,551	522,166	516,735	1,272,033	20,935	38,605

INCREASE (DECREASE) IN NET ASSETS FROM ACCOUNT TRANSACTIONS
Payments received from contract owners	13	34	—	—	60,457	3	80,425	221	—	—
Transfers between variable and fixed accounts, net	(2,948)	(274,736)	3,655	62,795	10,494,072	(38,743)	959,941	2,483	(2,167)	14,054
Contract charges and deductions	(15,393)	(1,093)	(6,148)	(5,736)	(28,567)	(83,130)	(129,354)	(96,021)	(150)	(149)
Surrenders	(18,881)	(89,326)	—	(28,852)	(253,305)	(40,320)	(842,287)	(505,032)	(1,123)	(5,070)
Other	(12)	17	(58)	697	399	(1,064)	(527)	(338)	(24)	(48)

Net Increase (Decrease) in Net Assets Derived from Account Transactions	(37,221)	(365,104)	(2,551)	28,904	10,273,056	(163,254)	68,198	(598,687)	(3,464)	8,787

NET INCREASE (DECREASE) IN NET ASSETS	(48,256)	(376,405)	48,945	142,087	11,158,607	358,912	584,933	673,346	17,471	47,392

NET ASSETS
Beginning of Year	887,774	1,264,179	685,006	542,919	2,347,372	1,988,460	7,437,873	6,764,527	146,313	98,921

End of Year	$839,518	$887,774	$733,951	$685,006	$13,505,979	$2,347,372	$8,022,806	$7,437,873	$163,784	$146,313

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Variable Accounts

	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended	Year Ended
	December 31,	December 31,	December 31,	December 31,	December 31,	December 31,
	2010	2009	2010	2009	2010	2009

	XII		XIII		XIV

INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
Net investment income (loss)	$10,535	$7,282	$11,704	$8,216	($3,014)	($3,569)
Realized loss	(4,475)	(32,423)	(37,411)	(48,615)	(6,965)	(40,588)
Change in unrealized appreciation on investments	176,225	330,425	35,171	194,407	197,356	664,827

Net Increase in Net Assets Resulting from Operations	182,285	305,284	9,464	154,008	187,377	620,670

INCREASE (DECREASE) IN NET ASSETS FROM ACCOUNT TRANSACTIONS
Payments received from contract owners	12,450	—	989	—	993	1,719
Transfers between variable and fixed accounts, net	14,521	80,932	31,948	35,197	(271,863)	27,616
Contract charges and deductions	(84,600)	(12,191)	(24,916)	(1,048)	(21,004)	(4,194)
Surrenders	(166,239)	(65,449)	(28,116)	(6,464)	(158,823)	(37,090)
Other	(307)	(486)	(40)	(343)	(391)	(981)

Net Increase (Decrease) in Net Assets Derived from Account Transactions	(224,175)	2,806	(20,135)	27,342	(451,088)	(12,930)

NET INCREASE (DECREASE) IN NET ASSETS	(41,890)	308,090	(10,671)	181,350	(263,711)	607,740

NET ASSETS
Beginning of Year	1,539,306	1,231,216	825,398	644,048	2,392,765	1,785,025

End of Year	$1,497,416	$1,539,306	$814,727	$825,398	$2,129,054	$2,392,765

See Notes to Financial Statements

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT
FINANCIAL HIGHLIGHTS
     A summary of accumulation unit values (“AUV”), total units outstanding, total net assets, investment income ratios, expense ratios, and total returns for each year ended December 31 are presented in the table below.

	At the End of Each Year
Variable Accounts		Total Units	Total Net	Investment	Expense	Total
For Each Year Ended	AUV	Outstanding	Assets	Income Ratio (1)	Ratio (2)	Return (3)

I
2010	$2.36	355,249	$839,518	0.01%	1.23%	(1.28%)
2009	2.39	370,878	887,774	0.25%	1.23%	(1.05%)
2008	2.42	522,558	1,264,179	2.10%	1.23%	1.11%
2007	2.39	575,243	1,376,356	4.91%	1.24%	3.70%
2006	2.31	527,503	1,217,093	4.67%	1.23%	3.41%

IV
2010	$3.90	187,957	$733,951	2.00%	1.23%	7.45%
2009	3.63	188,490	685,006	4.14%	1.23%	19.51%
2008	3.04	178,532	542,919	2.76%	1.23%	(10.45%)
2007	3.40	227,960	774,128	4.18%	1.24%	8.79%
2006	3.12	358,813	1,120,077	3.97%	1.23%	(0.71%)

VII
2010	$3.15	4,291,447	$13,505,979	2.39%	1.22%	14.84%
2009	2.74	856,545	2,347,372	1.53%	1.23%	27.78%
2008	2.14	927,110	1,988,460	1.34%	1.23%	(39.62%)
2007	3.55	1,076,091	3,822,390	1.06%	1.24%	3.12%
2006	3.44	1,323,961	4,560,747	1.22%	1.23%	13.77%

X
2010	$2.68	2,988,599	$8,022,806	3.47%	1.23%	7.63%
2009	2.49	2,982,086	7,437,873	6.61%	1.23%	19.53%
2008	2.09	3,241,818	6,764,527	4.46%	1.23%	(2.91%)
2007	2.15	3,483,955	7,487,539	4.42%	1.24%	7.20%
2006	2.00	3,708,542	7,435,052	4.01%	1.23%	3.53%

XI
2010	$2.20	74,521	$163,784	7.65%	1.23%	13.12%
2009	1.94	75,309	146,313	8.03%	1.23%	38.16%
2008	1.41	70,347	98,921	9.11%	1.23%	(23.15%)
2007	1.83	55,697	101,914	7.46%	1.24%	1.18%
2006	1.81	83,475	150,957	7.37%	1.22%	8.09%

XII
2010	$2.85	526,036	$1,497,416	1.96%	1.23%	13.40%
2009	2.51	613,235	1,539,306	1.79%	1.23%	24.82%
2008	2.01	612,225	1,231,216	1.93%	1.23%	(38.12%)
2007	3.25	648,443	2,107,365	1.78%	1.24%	3.94%
2006	3.13	767,211	2,398,934	1.72%	1.23%	14.11%

XIII
2010	$1.41	578,232	$814,727	2.73%	1.23%	1.33%
2009	1.39	593,613	825,398	2.45%	1.23%	26.44%
2008	1.10	585,643	644,048	2.48%	1.23%	(48.42%)
2007	2.13	740,760	1,579,482	2.11%	1.24%	4.94%
2006	2.03	659,597	1,340,263	1.48%	1.23%	24.16%

XIV
2010	$3.19	666,908	$2,129,054	1.09%	1.23%	9.88%
2009	2.91	823,569	2,392,765	1.05%	1.23%	35.61%
2008	2.14	833,152	1,785,025	0.48%	1.23%	(41.68%)
2007	3.67	899,579	3,304,587	0.43%	1.24%	14.21%
2006	3.22	1,043,567	3,356,613	0.61%	1.23%	8.38%

(1)	The investment income ratios represent the dividends, excluding distributions of capital gains, received by the variable accounts from the underlying portfolios, divided by the average daily net assets. These ratios are before the deduction of mortality and expense risk (“M&E”) fees and operating expenses that are assessed against contract owner accounts. The recognition of investment income by the variable accounts is affected by the timing of the declaration of dividends by the underlying portfolios in which the variable accounts invest.

(2)	The expense ratios represent annualized contract fees and expenses of the Separate Account for each period indicated. These ratios include only those expenses that result in a direct reduction of unit values. Excluded are expenses of the underlying portfolios in which the variable accounts invest and charges made directly to contract owner accounts through the redemption of units (See Note 3 in Notes to Financial Statements).

(3)	Total returns reflect changes in the unit values of the underlying portfolios and deductions for M&E fees and operating expenses assessed through the daily AUV calculation. M&E fees are assessed at an annual rate of 1.19% of the average daily net assets of each variable account as discussed in Note 3 in Notes to the Financial Statements. Total returns do not include deductions at the separate account or contract level for any premium loads, maintenance fees, premium tax charges, withdrawal and surrender charges, or other charges that may be incurred under a contract which, if incurred, would have resulted in lower returns.

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS
1. ORGANIZATION
     Pacific Corinthian Variable Separate Account (the “Separate Account”) of Pacific Life Insurance Company (“Pacific Life”) operates as a unit investment trust under the Investment Company Act of 1940, as amended, and is divided into subaccounts (“Variable Accounts”). The assets in each Variable Account invest in shares of the corresponding portfolios (each, a “Portfolio” and collectively, the “Portfolios”) of Pacific Select Fund (the “Fund”), an affiliated mutual fund (see Note 3), as follows:

Variable Accounts	Portfolios
I	Cash Management Portfolio *
IV	Inflation Managed Portfolio
VII	Main Street® Core Portfolio
X	Managed Bond Portfolio
XI	High Yield Bond Portfolio
XII	Equity Index Portfolio
XIII	International Value Portfolio
XIV	Growth LT Portfolio

*	Prior to May 1, 2010, Cash Management Portfolio was named Money Market Portfolio.
     Each Portfolio pursues different investment objectives and policies. The financial statements of the Fund, including the schedules of investments, are provided separately and should be read in conjunction with the Separate Account’s financial statements. Main Street is a registered trademark of OppenheimerFunds, Inc.
     The net assets of the Fund’s Equity and Multi-Strategy Portfolios, the underlying portfolios for the Variable Account II and Variable Account IX, respectively, were transferred to the Fund’s Main Street Core and Managed Bond Portfolios (the “Surviving Portfolios”), the underlying portfolios for the Variable Account VII and Variable Account X, respectively, in exchange for shares of the Surviving Portfolios (the “Reorganization”). The Reorganization took place on October 29, 2010. In connection with the Reorganization, a total of 1,721,803 outstanding accumulation units (valued at $9,484,310) of the Variable Account II were exchanged for 3,171,744 accumulation units with equal value of the Variable Account VII, and a total of 809,639 outstanding accumulation units (valued at $2,018,885) of the Variable Account IX were exchanged for 371,336 accumulation units (valued at $1,110,387) of the Variable Account VII and 330,314 accumulation units (valued at $908,498) of the Variable Account X.
     Under applicable insurance law, the assets and liabilities of the Separate Account are clearly identified and distinguished from the other assets and liabilities of Pacific Life. The assets of the Separate Account will not be charged with any liabilities arising out of any other business conducted by Pacific Life, but the obligations of the Separate Account, including benefits related to variable annuities, are obligations of Pacific Life.
     The Separate Account funds individual flexible premium deferred annuity and variable accumulation contracts (the “Contracts”) administered by Pacific Life. The investments of the Separate Account are carried at market value.
2. SIGNIFICANT ACCOUNTING POLICIES
     The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America for investment companies which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.
     A. Valuation of Investments
     Investments in shares of the Portfolios are valued at the reported net asset values of the respective Portfolios. Valuation of securities held by the Fund is discussed in the notes to its financial statements.
     B. Security Transactions and Investment Income
     Transactions are recorded on the trade date. Realized gains and losses on sales of investments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date and the amounts distributed to the Variable Account for its share of dividends are reinvested in additional full and fractional shares of the related Portfolios.
     C. Federal Income Taxes
     The operations of the Separate Account will be reported on the Federal income tax return of Pacific Life, which is taxed as a life insurance company under the provisions of the Internal Revenue Code. Under current tax law, no Federal income taxes are expected to be paid by Pacific Life with respect to the operations of the Separate Account. Pacific Life will periodically review the status of this policy in the event of changes in the tax law. A charge may be made in future years for any Federal income taxes that would be attributable to the Contracts.

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
3. CHARGES AND EXPENSES AND RELATED PARTY TRANSACTIONS
     Pacific Life deducts from the Separate Account daily charges for mortality and expense risks (“M&E”) Pacific Life assumes at an annual rate of 1.19% of the average daily net assets of each Variable Account. The mortality risk assumed by Pacific Life is the risk that the annuitant will live longer than predicted and will receive more annuity payments than anticipated. Pacific Life also assumes mortality risk in connection with any death benefit paid under the Contracts. The expense risk assumed is where expenses incurred in administering the Contracts and the Separate Account will exceed the amount realized from fees and charges assessed against the Contracts.
     The Separate Account also bears certain operating expenses, subject to Pacific Life’s guarantee that such operating expenses will not exceed 0.25% of each Variable Account’s average daily net assets annually. For the year ended December 31, 2010, the annualized operating expenses for each of the Variable Accounts were below the 0.25% expense cap. Pacific Life further guarantees that the ordinary operating expenses of a Variable Account together with the operating expenses incurred by its underlying Portfolio, exclusive of advisory fees, service fees, additional costs associated with foreign investing (including foreign taxes on dividends, interest, or gains), interest, taxes, brokerage commissions and other transactional expenses, and extraordinary expenses, will not exceed 0.60% of average daily net assets annually after consideration for any adjustment by the Fund’s Investment Adviser for Fund expenses in excess of stated expense limitations. For the year ended December 31, 2010, the combined annualized operating expenses for each of the Variable Accounts were below the 0.60% expense cap.
     Under the Contracts, Pacific Life makes certain deductions from the net assets of each Variable Account through a redemption of units for maintenance fees, any state premium tax, and any withdrawal and surrender charges, and are shown as a decrease in net assets in the accompanying Statements of Changes in Net Assets. For some Contracts, a surrender charge is imposed if the Contract is partially or fully surrendered within the specified surrender charge period and charges will vary depending on the individual Contract. These fees and charges are assessed directly to each Contract owner account through a redemption of units. Withdrawal and surrender charges are included in surrenders and all other fees and charges are included in contract charges and deductions in the accompanying Statements of Changes in Net Assets.
     In addition to the Separate Account’s own operating expenses, they also indirectly bear a portion of the operating expenses of the applicable Portfolios in which the Variable Accounts invest.
     The assets of each Variable Account invest in shares of the corresponding Portfolios of the Fund, an affiliated mutual fund. Each Portfolio pays advisory fees to Pacific Life Fund Advisors, LLC (“PLFA”), a wholly-owned subsidiary of Pacific Life, pursuant to the Fund’s Investment Advisory Agreement and pays service fees to Pacific Select Distributors, Inc. (“PSD”), also a wholly-owned subsidiary of Pacific Life, for providing shareholder servicing activities under the Fund’s Service Plan. Each Portfolio also compensates Pacific Life and PLFA on an approximate cost basis pursuant to the Fund’s Agreement for Support Services for providing services to the Fund that are outside the scope of the Investment Adviser’s responsibilities under the Investment Advisory Agreement. The advisory fee and service fee rates are disclosed in Note 3 in Notes to Financial Statements of the Fund, which are provided separately. For the year ended December 31, 2010, PLFA received advisory fees from the Portfolios at effective annual rates ranging from 0.05% to 0.65% which are based on an annual percentage of average daily net assets of each Portfolio and PSD received a service fee from the Portfolios of 0.20% based on an annual percentage of average daily net assets of each Portfolio.
4. RELATED PARTY AGREEMENT
     PSD serves as principal underwriter of the Contracts funded by interests in the Separate Account, without remuneration from the Separate Account.
5. PURCHASES AND SALES OF INVESTMENTS
     The cost of purchases and proceeds from sales of investments for the year ended December 31, 2010, were as follows:

Variable Accounts	Purchases	Sales
I	$43	$47,790
IV	34,481	31,409
VII	10,787,390	466,575
X	1,343,125	1,107,980
XI	32,216	25,062
XII	82,990	296,292
XIII	100,152	108,543
XIV	28,062	481,774

PACIFIC CORINTHIAN VARIABLE SEPARATE ACCOUNT
NOTES TO FINANCIAL STATEMENTS (Continued)
6. FAIR VALUE MEASUREMENTS
     The Separate Account characterizes its holdings as Level 1, Level 2 or Level 3 based upon the various inputs or methodologies used to value the holdings. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:
     Level 1 — Quoted prices (unadjusted) in active markets for identical holdings
     Level 2 — Significant observable market-based inputs, other than Level 1 quoted prices, or unobservable inputs that are corroborated by market data
     Level 3 — Significant unobservable inputs that are not corroborated by observable market data
     The inputs or methodologies used for valuing the Separate Account’s holdings are not necessarily an indication of risks associated with investing in those holdings. As of December 31, 2010, the Separate Account’s holdings as presented in the Statements of Assets and Liabilities on page 1 of this report were all categorized as Level 1 under the three-tier hierarchy of inputs.
7. CHANGES IN UNITS OUTSTANDING
     The changes in units outstanding for the years ended December 31, 2010 and 2009 were as follows:

	2010			2009
	Units	Units	Net Increase	Units	Units	Net Increase
Variable Accounts	Issued	Redeemed	(Decrease)	Issued	Redeemed	(Decrease)
I	6	(15,635)	(15,629)	4,415	(156,095)	(151,680)
IV	5,351	(5,884)	(533)	22,972	(13,014)	9,958
VII	3,574,440	(139,538)	3,434,902	3,810	(74,375)	(70,565)
X	398,704	(392,191)	6,513	18,917	(278,649)	(259,732)
XI	9,789	(10,577)	(788)	9,781	(4,819)	4,962
XII	16,281	(103,480)	(87,199)	62,354	(61,344)	1,010
XIII	58,538	(73,919)	(15,381)	50,442	(42,472)	7,970
XIV	2,309	(158,970)	(156,661)	22,647	(32,230)	(9,583)

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
The Board of Directors
Pacific Life Insurance Company:
     We have audited the accompanying statements of assets and liabilities of Pacific Corinthian Variable Separate Account (the “Separate Account”) comprised of Variable Accounts I, IV, VII, X, XI, XII, XIII, and XIV (collectively, the “Variable Accounts”) as of December 31, 2010, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the periods then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Separate Account’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
     We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Separate Account is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Separate Account’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of mutual fund investments owned as of December 31, 2010 by correspondence with the transfer agent. We believe that our audits provide a reasonable basis for our opinion.
     In our opinion, such financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective Variable Accounts constituting Pacific Corinthian Variable Separate Account as of December 31, 2010, the results of their operations for the year then ended, the changes in their net assets for the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.
DELOITTE & TOUCHE LLP

Costa Mesa, California
February 25, 2011

Pacific Life Insurance Company
Mailing Address:
PO Box 2378
Omaha, Nebraska 68103-2378

Annual Report
as of December 31, 2010

•	Pacific Corinthian Variable
Separate Account of
Pacific Life Insurance Company

Form No. 1001-11A